UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Materials Pursuant to § 240.14a-12
EMERSON ELECTRIC CO.
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Proxy Statement Supplement Dated January 10, 2018 to the
Notice of Annual Meeting of Shareholders and Proxy Statement Furnished December 15, 2017
for the Annual Meeting of Shareholders to Be Held on February 6, 2018

8000 W. Florissant Avenue
St. Louis, MO 63136

The information below supplements the Notice of Annual Meeting of Shareholders and Proxy Statement (“Proxy Statement”) of Emerson Electric Co. (the “Company”) for its 2018 Annual Meeting to be held at 10:00 a.m. Central Time on February 6, 2018 at the Company’s Headquarters. The Proxy Statement was furnished to shareholders beginning on December 15, 2017. This Supplement is being filed with the Securities and Exchange Commission and being made available to shareholders beginning on January 10, 2018 and should be read in conjunction with the Proxy Statement.

As previously disclosed in a Current Report on Form 8-K, Randall Stephenson resigned from the Board of Directors of Emerson as of December 15, 2017. Mr. Stephenson informed the Company that the coming year will be an extremely busy one for him as Chairman and CEO of AT&T Inc., as AT&T works to litigate, close and integrate its acquisition of Time Warner Inc.  Because of this, and the time required to effectively serve on the Emerson Board, Mr. Stephenson felt it was best to make room for someone with sufficient time to devote to the position.   Mr. Stephenson’s resignation is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

The Emerson Board is divided into three classes, with the class members each serving staggered terms. Mr. Stephenson is not standing for election at the Company’s 2018 Annual Meeting of Shareholders as his term continued until 2019. As a result, the resignation of Mr. Stephenson does not change the Directors nominated for election at the 2018 Annual Meeting.

Mr. Stephenson served as the Chair of the Board’s Compensation Committee and as its Lead Independent Director. The Board expects to appoint a new Chair of the Compensation Committee at its February Board meeting. In order to allow input and discussion regarding the appointment of a new Lead Independent Director from the full Board, the Board will discuss the appointment of a new Lead Independent Director at its next meeting in February. The Board expects to appoint a new Lead Independent Director, with the same strong powers and responsibilities, no later than its subsequent regularly scheduled meeting in April.

These developments do not change the Board’s recommendations, or the Company’s view, on any of the proposals contained in the Proxy Statement. They would, of course, change the specific places in the Proxy Statement affected.

Additional Information
If you have already submitted your proxy, or voted online or by telephone, you do not need to take additional action unless you wish to change your vote. Your vote is important no matter how many or how few shares you own.

You may revoke your proxy at any time before it is voted (in the case of proxy cards) by giving notice to the Secretary of the Company or by executing and mailing a later-dated proxy. To revoke a proxy, or change your vote cast, by telephone or internet, you must do so by telephone or internet, respectively (following the directions on your proxy card), by 11:59 p.m. Eastern Standard Time on February 5, 2018. If your shares are held in street name, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also vote in person at the meeting. However, your attendance during the 2018 Annual Meeting will not automatically revoke your proxy unless you specifically so request. A shareholder’s last vote is the vote that will be counted.

Additional information about voting your shares can be found in the Proxy Statement. See “Questions and Answers About the 2018 Annual Meeting” on pages 59-62 of the Proxy Statement. Except for the additional information set forth above, this Supplement does not modify, amend, supplement or otherwise affect the Proxy Statement. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies. The Proxy Statement was furnished to shareholders and filed with the SEC on December 15, 2017. Shareholders are urged to read the Proxy Statement, as supplemented by this Supplement. The Proxy Statement and this Supplement are available in print to shareholders upon written request delivered to Emerson Electric Co., 8000 West Florissant Avenue, St. Louis, Missouri 63136, Attn: Secretary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 6, 2018
Emerson’s Notice of Annual Meeting, Proxy Statement, Form of Proxy, and Annual Report to Shareholders for the fiscal year ended September 30, 2017, as well as this Proxy Statement Supplement dated January 10, 2018, are available, free of charge, at www.proxyvote.com. You will need to input the Control Number located on the proxy card or notice of internet availability of proxy materials when accessing these documents. A separate notice of internet availability of such proxy materials was first sent to our shareholders on or around December 15, 2017. Shareholders may access these materials and vote over the internet or request delivery of a full set of materials by mail or email. If you receive the separate notice of internet availability of proxy materials, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the notice.